DISCONTINUED OPERATIONS - Condensed cash flows (Details) - Discontinued Operations, Disposed of by Sale - Mining pool operation - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
ASSET ACQUISITION AND DISPOSAL OF SUBSIDIARY
Net cash used in operating activities	$ (414)	$ (880)
Net cash provided by investing activities	303	584
Effect of exchange rate changes on cash, cash equivalents and restricted cash	78	244
Net decrease in cash, cash equivalents and restricted cash	$ (33)	$ (52)